                                                                    Exhibit 99.1

FOR IMMEDIATE RELEASE                                         July 22, 2004
---------------------

         PARKVALE FINANCIAL CORPORATION, MONROEVILLE, PA (NASDAQ: PVSA) ANNOUNCES EARNINGS FOR THE FOURTH QUARTER AND FISCAL YEAR 2004

         PARKVALE FINANCIAL CORPORATION REPORTED NET INCOME FOR THE QUARTER ENDED JUNE 30, 2004 OF $2.2 MILLION OR $0.39 PER DILUTED SHARE COMPARED TO NET INCOME OF $2.5 MILLION OR $0.43 PER DILUTED SHARE FOR THE QUARTER ENDED JUNE 30, 2003. THE DECREASE IN NET INCOME FOR THE JUNE 2004 QUARTER IS PRIMARILY ATTRIBUTABLE TO NARROWER INTEREST MARGINS COMPARED TO THE 2003 QUARTER. The prior year quarterly results contain gains on the sale of investments of $1.1 million offset by a $1.1 million expense related to foreclosed real estate.

         Parkvale Financial Corporation reported net income for the fiscal year ended June 30, 2004 of $10.0 million or $1.77 per diluted share compared to net income of $10.5 million or $1.86 per diluted share for the year ended June 30, 2003. Fiscal 2004 results contain gains aggregating $1.1 million from the sale of securities and assets. The prior fiscal year results contain gains on the sale of investments of $1.1 million offset by a $1.1 million expense related to foreclosed real estate. Net interest income was $28.5 million in fiscal 2004 compared to $32.3 million in fiscal 2003.

         Parkvale Financial Corporation is the parent of Parkvale Bank, which has 39 offices in Southwestern Pennsylvania. The Bank had assets of $1.6 billion at June 30, 2004.

              (Condensed Consolidated Statements of Operations and
                     selected financial data are attached.)

Contact:   Robert J. McCarthy, Jr.            Timothy G. Rubritz
           President and CEO                  Chief Financial Officer
           (412) 373-4815                     (412) 373-4817

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                         PARKVALE FINANCIAL CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
               (Dollar amounts in thousands except per share data)
                                   (Unaudited)

                                                       THREE MONTHS ENDED                YEAR ENDED
                                                            JUNE 30,                      JUNE 30,
                                                     2004             2003            2004         2003
                                               ----------------------------------------------------------
Net interest income                                 $6,488           $7,825         $28,524      $32,266
Provision for loan losses                              (74)              70            (106)         308
Net gain on sale of assets and securities              446            1,091           1,055        1,091
Other non-interest income                            1,829            1,756           7,013        6,954
Real estate owned expenses and writedowns                0            1,100               0        1,100
Other non-interest expenses                          5,644            5,981          22,346       23,466
                                               ----------------------------------------------------------

Income before income taxes                           3,193            3,521          14,352       15,437
Income tax expense                                     966            1,062           4,336        4,908
                                               ----------------------------------------------------------

Net income                                          $2,227           $2,459         $10,016      $10,529
                                               ==========================================================

Net income per diluted share                         $0.39            $0.43           $1.77        $1.86
Dividend per share                                   $0.20            $0.18           $0.76        $0.72

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                             SELECTED FINANCIAL DATA
               (Dollar amounts in thousands except per share data)

                                                                                   JUNE 30,
                                                                             2004            2003
                                                                     ---------------------------------
Total assets                                                               $1,612,453      $1,642,803
Savings deposits                                                            1,281,971       1,331,760
Loans, net of allowance                                                     1,015,078       1,241,779
Loan loss allowance                                                            13,809          15,013
Nonperforming loans and foreclosed real estate                                  7,953           9,979
Ratio of classified assets to total assets                                      0.49%           0.61%
Allowance for loan losses as a % of gross loans                                  1.34            1.19
Total shareholders' equity                                                   $104,686         $99,474
Book value per share                                                           $18.76          $17.93

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                               OTHER SELECTED DATA

                                                           THREE MONTHS ENDED             TWELVE MONTHS ENDED
                                                                JUNE 30,                        JUNE 30,
                                                          2004             2003            2004         2003
                                                      --------------------------------------------------------
Average interest rate spread                              1.58%            1.90%           1.76%        1.96%
Return on average assets                                   0.55             0.60            0.62         0.65
Return on average equity                                   8.48             9.92            9.75        10.82
Other non-interest expenses to average assets              1.40             1.47            1.39         1.44


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PARKVALE FINANCIAL CORPORATION
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
(Dollar amounts in thousands except share data)

                                                                                                  JUNE 30,
                                       Assets                                               2004             2003
--------------------------------------------------------------------------------------------------------------------
Cash and noninterest-earning deposits                                                      $23,814          $32,067
Federal funds sold                                                                          14,000           72,000
Interest-earning deposits in other banks                                                    13,547           17,576
Investment securities available for sale (cost of $20,304 in 2004
   and $19,185 in 2003)                                                                     20,372           19,743
Investment securities held to maturity (fair value of $475,759
   in 2004 and $215,587 in 2003)                                                           477,574          210,827
Loans, net of allowance of $13,809 in 2004 and $15,013 in 2003                           1,015,078        1,241,779
Foreclosed real estate, net *                                                                2,998            2,695
Office properties and equipment, net *                                                      10,049           11,196
Intangible assets and deferred charges                                                      11,134           11,572
Prepaid expenses and other assets                                                           23,887           23,348
--------------------------------------------------------------------------------------------------------------------
          Total assets                                                                  $1,612,453       $1,642,803
--------------------------------------------------------------------------------------------------------------------

                      Liabilities and Shareholders' Equity

                                   Liabilities

Savings deposits                                                                        $1,281,971       $1,331,760
Advances from Federal Home Loan Bank
  and other debt                                                                           190,403          174,157
Trust preferred securities                                                                  25,000           25,000
Advance payments from borrowers for taxes and insurance                                      6,030            7,144
Other liabilities                                                                            4,363            5,268

--------------------------------------------------------------------------------------------------------------------
          Total liabilities                                                              1,507,767        1,543,329
--------------------------------------------------------------------------------------------------------------------

                              Shareholders' Equity

Preferred stock ($1.00 par value; 5,000,000 shares
     authorized; 0 shares issued)                                                               --               --
Common stock ($1.00 par value; 10,000,000 shares authorized;
      6,734,894 shares issued)                                                               6,735            6,735
Additional paid-in capital                                                                   3,616            4,132
Treasury stock at cost - 1,153,806 shares in 2004 and 1,186,663 shares in 2003             (22,687)         (22,951)
Accumulated other comprehensive income                                                          43              355
Retained earnings                                                                          116,979          111,203
--------------------------------------------------------------------------------------------------------------------
          Total shareholders' equity                                                       104,686           99,474
--------------------------------------------------------------------------------------------------------------------
          Total liabilities and shareholders' equity                                    $1,612,453       $1,642,803
--------------------------------------------------------------------------------------------------------------------


* On July 19, 2004, Parkvale completed the combined sale at $2.75 million of a $1.8 million commercial property included as foreclosed real estate and of a $900,000 commercial office building included as office properties and equipment at June 30, 2004.

PARKVALE FINANCIAL CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollar amounts in thousands except per share data)

                                                                          YEARS ENDED JUNE 30,
                                                                    2004          2003         2002
                                                                 ------------------------------------
Interest Income:
   Loans                                                           $56,339      $72,473      $79,568
   Investments                                                      12,553       11,879       10,649
   Federal funds sold                                                1,151        1,678        2,728
-----------------------------------------------------------------------------------------------------
      Total interest income                                         70,043       86,030       92,945
-----------------------------------------------------------------------------------------------------
Interest Expense:
   Savings deposits                                                 31,348       44,127       52,688
   Borrowings                                                        8,948        8,329        6,730
   Trust preferred securities                                        1,223        1,308          380
-----------------------------------------------------------------------------------------------------
      Total interest expense                                        41,519       53,764       59,798
-----------------------------------------------------------------------------------------------------
Net interest income                                                 28,524       32,266       33,147
Provision for loan losses                                             (106)         308          205
-----------------------------------------------------------------------------------------------------
Net interest income after provision for loan losses                 28,630       31,958       32,942
-----------------------------------------------------------------------------------------------------
Noninterest Income:
   Service charges on deposit accounts                               4,474        4,370        3,708
   Other service charges and fees                                    1,070        1,497        1,047
   Net gain on sales of assets and writedown of securities           1,055        1,091        4,550
   Miscellaneous                                                     1,469        1,087        1,355
-----------------------------------------------------------------------------------------------------
      Total other income                                             8,068        8,045       10,660
-----------------------------------------------------------------------------------------------------
Noninterest Expenses:
   Compensation and employee benefits                               12,328       12,984       11,548
   Office occupancy                                                  4,197        4,155        3,594
   Marketing                                                           381          496          600
   FDIC insurance                                                      200          224          222
   Office supplies, telephone, and postage                           1,582        1,661        1,449
   Real estate owned expenses and writedowns                             0        1,100        6,500
   Miscellaneous                                                     3,658        3,946        3,915
-----------------------------------------------------------------------------------------------------
      Total other expenses                                          22,346       24,566       27,828
-----------------------------------------------------------------------------------------------------
Income before income taxes                                          14,352       15,437       15,774
Income tax expense                                                   4,336        4,908        5,344
-----------------------------------------------------------------------------------------------------
Net income                                                         $10,016      $10,529      $10,430
-----------------------------------------------------------------------------------------------------
Net income per share:
      Basic                                                          $1.80        $1.89        $1.84
      Diluted                                                        $1.77        $1.86        $1.81
